Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for March 29, 2018, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date:	Ticker #	Fund Name	CUSIP
March 29, 2018	HPS	John Hancock Preferred Income	41021P103
Fund III

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.0811	66%	$0.9656	99%
Estimated Return of Capital (1), (2)	$0.0411	34%	$0.0120	1%
Total (per common share)	$0.1222	100%	$0.9776	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0024 (2%) and $0.0196 (2%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2017, and will end on July 31, 2018.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for April 30, 2018, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date:	Ticker #	Fund Name	CUSIP
April 30, 2018	HPS	John Hancock Preferred Income	41021P103
Fund III

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.0939	77%	$1.0600	96%
Estimated Return of Capital (1), (2)	$0.0283	23%	$0.0398	4%
Total (per common share)	$0.1222	100%	$1.0998	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0049 (4%) and $0.0440 (4%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2017, and will end on July 31, 2018.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for May 31, 2018, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date:	Ticker #	Fund Name	CUSIP
May 31, 2018	HPS	John Hancock Preferred Income	41021P103
Fund III

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.1222	100%	$1.1939	98%
Estimated Return of Capital (1), (2)	$0.0000	0%	$0.0281	2%
Total (per common share)	$0.1222	100%	$1.2220	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0000 (0%) and $0.0000 (0%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2017, and will end on July 31, 2018.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for June 29, 2018, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date:	Ticker #	Fund Name	CUSIP
June 29, 2018	HPS	John Hancock Preferred Income	41021P103
Fund III

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.0884	72%	$1.2819	95%
Estimated Return of Capital (1), (2)	$0.0338	28%	$0.0623	5%
Total (per common share)	$0.1222	100%	$1.3442	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0000 (0%) and $0.0000 (0%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2017, and will end on July 31, 2018.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for July 31, 2018, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date:	Ticker #	Fund Name	CUSIP
July 31, 2018	HPS	John Hancock Preferred Income	41021P103
Fund III

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.0791	65%	$1.3609	93%
Estimated Return of Capital (1), (2)	$0.0431	35%	$0.1055	7%
Total (per common share)	$0.1222	100%	$1.4664	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0000 (0%) and $0.0000 (0%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2017, and will end on July 31, 2018.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.